                                  EXHIBIT 99.18

EQUITY ONE MORTGAGE 04-5 - DECLARATION BREAKEVEN ANALYSIS, CLASS M-4 AND B-2

Settle                                 11/24/2004
First Payment                          12/25/2004

                                 M4              M-4 Fwd        M-4 Fwd + 150              M-4 Fwd        M-4 Fwd + 150
-----------------------------------    -----------------    -----------------    -----------------    -----------------
                                WAL                15.81                16.23                16.42                16.77
                Principal Writedown                0.10%                0.13%                0.12%                0.10%
Total Collat Loss (Collat Maturity)                9.71%                8.74%                9.91%                8.91%

                             LIBORs                  Fwd            Fwd + 150                  Fwd            Fwd + 150
                             Prepay     100 PricingSpeed     100 PricingSpeed     100 PricingSpeed     100 PricingSpeed

                            Default            6.676 CDR            5.871 CDR            5.376 CDR            4.743 CDR
                      Loss Severity                  45%                  45%                  55%                  55%
                  Servicer Advances                 100%                 100%                 100%                 100%
                    Liquidation Lag                   12                   12                   12                   12
                           Triggers                 Fail                 Fail                 Fail                 Fail
                Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)

                                                 B-2 Fwd        B-2 Fwd + 150              B-2 Fwd        B-2 Fwd + 150
                                       -----------------    -----------------    -----------------    -----------------
                                WAL                18.03                18.96                18.03                18.96
                Principal Writedown                0.17%                0.02%                0.17%                0.02%
Total Collat Loss (Collat Maturity)                8.41%                7.53%                8.41%                7.53%

                             LIBORs                  Fwd            Fwd + 150                  Fwd            Fwd + 150
                             Prepay     100 PricingSpeed     100 PricingSpeed     100 PricingSpeed     100 PricingSpeed

                            Default            5.613 CDR            3.913 CDR            5.613 CDR            3.913 CDR
                      Loss Severity                  45%                  55%                  45%                  55%
                  Servicer Advances                 100%                 100%                 100%                 100%
                    Liquidation Lag                   12                   12                   12                   12
                           Triggers                 Fail                 Fail                 Fail                 Fail
                Optional Redemption             Call (N)             Call (N)             Call (N)             Call (N)